Commitments	3 Months Ended
Mar. 31, 2012
Commitments [Text Block]

10. Commitments

Employment Agreement

On January 12, 2012, the Company entered into an employment agreement with a director. Commencing on January 12, 2012, the director will be employed for 24 months ending on January 12, 2014. Pursuant to the agreement, annual salary of US$120,000 is payable monthly in cash or if the Company does not have available cash, in shares of the Company’s common stock.

Consulting Agreements

On January 12, 2012, the Company entered into two consulting agreements with consultants to provide services as members of the Board of Directors in regards to the Company’s management and operations. The compensation for the services to be provided by each consultant will be 150,000 shares of the Company’s common stock issuable at the beginning of each year from an effective date of April 27, 2011 to April 27, 2014, of which 150,000 shares have already been issued to each consultant in their first year of service.

Convertible Debentures

On March 28, 2012, the Company entered into a securities purchase agreement with one investor. Pursuant to the terms of the agreement, within 45 days the investor will acquire convertible debentures with an aggregate total of $1,680,000, at an original issuance discount of $180,000 ; resulting in $1,500,000 net proceeds to the Company.

The debenture will be due within 12 months of receipt of funds, will carry no interest, and will be convertible at $0.45 per share subject to various prescribed conditions. Along with the debentures, the Company will issue warrants to acquire a total of 3,333,333 shares of common stock for a period of five year at a price of $0.69.

As of March 31, 2012, no funds have been received and no warrants have been issued.